Note 6 - Premises and Equipment - Major Classifications of Premises and Equipment (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Land and land improvements	$ 2,920	$ 2,920
Building and leasehold improvements	15,836	15,377
Furniture, fixtures, and equipment	9,357	8,011
Financing right-of-use assets	4,012
Total premises and equipment	32,125	26,308
Less accumulated depreciation and amortization	14,251	13,305
Total premises and equipment, net	$ 17,874	$ 13,003